CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal
Executive
Officer and Principal Financial Officer of Alliance World Dollar Government Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 29, 2005
                                           By: /s/ Marc O. Mayer
                                               -----------------------------
                                               Marc O. Mayer
                                               President

                                           By: /s/ Mark D. Gersten
                                               -----------------------------
                                               Mark D. Gersten
                                               Treasurer and Chief Financial
                                               Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.